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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 7, 2001


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                      Identification No.)

   200 Liberty Street, New York, New York                              10281
  (Address of principal executive offices)                         (Zip Code)

   Registrant's telephone number, including area code:  (212) 416-2000





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Item 7.       Financial Statements and Exhibits.

              Exhibits (furnished pursuant to Item 9)

                  99.1 Script of Prepared Remarks for Dow Jones First Quarter 2001 Outlook Conference Call on March 7, 2001.

                  99.2  Press Release, March 7, 2001


Item 9.       Regulation FD Disclosure.

              The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DOW JONES & COMPANY, INC.


Dated: March 7, 2001                           By: /s/ Christopher W. Vieth
                                                   ------------------------
                                                      Christopher W. Vieth
                                                      Corporate Controller
                                                   (Chief Accounting Officer)


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                                  EXHIBIT INDEX





Exhibit No.         Description
----------          -----------

   99.1 Script of Prepared Remarks for Dow Jones First Quarter 2001 Outlook Conference Call on March 7, 2001

   99.2             Press Release, March 7, 2001